SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of                    May 15, 2003
earliest event reported)


        MONMOUTH REAL ESTATE INVESTMENT CORPORATION
 (Exact name of registrant as specified in its charter)


         DELAWARE              0-4258            22-1897375
     (State or other         (Commission        (IRS Employer
       jurisdiction         File Number)     Identification No.)
    of incorporation)


3499 Route 9N, Suite 3C, Freehold, NJ               07728
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number,             (732) 577-9996
including area code



                         Not applicable
  (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

  Exhibits.

  99.1 Press Release dated May 15, 2003, regarding the results of the Annual Shareholders Meeting.

Item 9.   Regulation FD Disclosure.

      On May 15, 2003, the Company issued a press release regarding the results of the Annual Shareholders' Meeting, held on May 6, 2003.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                MONMOUTH REAL ESTATE INVESTMENT CORPORATION




               /s/ Anna T. Chew
               ANNA T. CHEW
               Controller



     Date       May 15, 2003




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